Exhibit 99.1

CASE NAME: NTELOS Inc. et al.	ACCRUAL BASIS

CASE NUMBER: 03-32094-DOT

JUDGE:

UNITED STATES BANKRUPTCY COURT

Eastern District of Virginia

                        DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: June 30, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I

DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING

MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND

THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE

DOCUMENTS ARE TRUE, CORRECT AND COMPLETE[1]. DECLARATION OF THE PREPARER

(OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH

PREPARER HAS ANY KNOWLEDGE

RESPONSIBLE PARTY:

/s/ MICHAEL B. MONEYMAKER	Executive VP & Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Michael B. Moneymaker	July 30, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE

PRINTED NAME OF PREPARER	DATE

Chapter 11 Filings

Ntelos Inc., et al

Note that the attached monthly operating report for NTELOS

Inc. and its Subsidiaries is on a consolidated basis. These

Subsidiaries are indicated below along with the corresponding case numbers.

	Case No.	Debtor
1	03-32115	Botetourt Leasing, Inc.
2	03-32111	NA Communications, Inc.
3	03-32105	NTELOS Cable Inc.
4	03-32099	NTELOS Cable of Virginia Inc.
5	03-32100	NTELOS Communications Services Inc.
6	03-32107	NTELOS Cornerstone Inc.
7	03-32094	NTELOS Inc.
8	03-32104	NTELOS Licenses Inc.
9	03-32101	NTELOS NetAccess Inc.
10	03-32103	NTELOS Network Inc.
11	03-32097	NTELOS of Kentucky Inc.
12	03-32096	NTELOS of Maryland Inc.
13	03-32108	NTELOS PCS Inc.
14	03-32098	NTELOS PCS North Inc.
15	03-32102	NTELOS Telephone Inc.
16	03-32095	NTELOS Wireless Inc.
17	03-32119	R&B Cable, Inc.
18	03-32106	R&B Communications, Inc.
19	03-32114	R&B Network, Inc.
20	03-32093	Richmond 20MHz, LLC
21	03-32112	Roanoke & Botetourt Telephone Company
22	03-32121	The Beeper Company
23	03-32123	Virginia PCS Alliance, L.C.
24	03-32109	Virginia RSA 6 Cellular Limited Partnership
25	03-32131	Virginia Telecommunications Partnership
26	03-32127	West Virginia PCS Alliance, L.C.

NTELOS Inc. (Debtor-in-Possession)

Condensed Consolidated Comparative Balance Sheets1

(Amounts in thousands)

	March 3, 2003	April 30, 2003	May 31, 2003	June 30, 2003
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$17,215	$26,487	$30,024	$26,421
Accounts receivable	33,275	34,059	32,925	33,489
Inventories and supplies	2,161	1,858	2,050	2,816
Other receivables and deposits	4,928	3,079	3,043	3,861
Prepaid expenses and other	4,446	6,502	5,687	5,277

	62,025	71,985	73,729	71,864

SECURITIES AND INVESTMENTS
Restricted investments	7,829	7,829	7,829	7,829
Other securities and investments	519	533	529	534

	8,348	8,362	8,358	8,363

PROPERTY AND EQUIPMENT
In service	563,009	568,650	560,584	553,729
Under construction	17,201	17,072	15,999	19,188

	580,210	585,722	576,583	572,917
Less: Accumulated depreciation	149,142	156,305	156,959	156,607

	431,068	429,417	419,624	416,310

OTHER ASSETS
Goodwill	86,016	86,016	86,016	86,016
Other intangible assets	1,810	1,775	1,432	1,415
Radio spectrum licenses in service	107,234	107,234	107,234	107,234
Other radio spectrum licenses	2,485	2,398	2,354	2,310
Radio spectrum licenses not in service	7,112	7,107	7,107	7,107
Deferred charges	18,925	4,816	4,782	4,815
Deferred income taxes	7,772	7,485	7,485	7,370

Other Assets	231,354	216,831	216,410	216,267

TOTAL ASSETS	$732,795	$726,595	$718,121	$712,804

(1)	The Debtor’s ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)

Condensed Consolidated Comparative Balance Sheets1

(Amounts in thousands)

	March 3, 2003	April 30, 2003	May 31, 2003	June 30, 2003
LIABILITIES AND SHAREHOLDERS’ DEFICIT
CURRENT LIABILITIES
Liabilities Not Subject to Compromise
Long-term debt in default and scheduled maturities	$—	$2,371	$2,371	$2,371
Accounts payable	—	10,215	11,029	10,055
Advance payments	—	9,460	9,860	10,245
Customer deposits	—	2,111	2,075	2,057
Accrued payroll	—	2,430	3,241	3,305
Accrued interest	—	1,651	1,647	1,587
Deferred revenue	—	1,153	1,157	1,146
Current income tax payable	—	216	391	115
Other accrued liabilities	—	3,520	4,781	5,865

Total Liabilities Not Subject to Compromise	—	33,127	36,552	36,746
Liabilities Subject to Compromise	1,078,175	720,725	712,708	711,907

	1,078,175	753,852	749,260	748,653

LONG-TERM LIABILITIES
Long-Term Liabilities Not Subject to Compromise
Long-term Debt	11,958	11,958	11,958	11,790
Other Long-Term Liabilities
Retirement benefits	—	660	269	602
Long-term deferred liabilities	—	21,339	21,367	21,214

	11,958	33,957	33,594	33,606
Long-Term Liabilities Subject to Compromise	—	40,769	40,731	41,272

	11,958	74,726	74,325	74,878

MINORITY INTERESTS	523	503	503	508
Redeemable Convertible Preferred Stock Subject to Compromise	—	298,246	298,246	298,246
SHAREHOLDERS’ DEFICIT
Common Stock	182,380	182,380	182,380	182,380
Stock warrants	22,874	22,874	22,874	22,874
Accumulated deficit	(547,749)	(591,072)	(594,553)	(600,001)
Accumulated other comprehensive loss	(15,366)	(14,914)	(14,914)	(14,734)

	(357,861)	(400,732)	(404,213)	(409,481)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$732,795	$726,595	$718,121	$712,804

(1)	The Debtor's ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)

Income Statement

2003

	April Actual	May Actual	June Actual	Quarter Ended June 30, 2003
OPERATING REVENUE
Wireline Communications	$8,465,385	$8,553,274	$8,434,942	$25,453,601
Wireless Communications	16,511,389	16,310,521	16,271,146	49,093,056
Other Communication Services	529,474	422,989	410,414	1,362,877

TOTAL OPERATING REVENUES	25,506,248	25,286,784	25,116,502	75,909,534 *
OPERATING EXPENSES
Cost of sales	3,769,040	3,990,444	3,526,293	11,285,777
Access	1,841,867	1,857,919	1,644,990	5,344,776
Advertising, marketing and external relations	767,338	841,191	933,215	2,541,744
Retention	586,691	729,679	766,970	2,083,340
Cell site	1,324,219	1,347,816	1,306,157	3,978,192
Contracted services	218,919	223,504	255,003	697,426
Directory	73,952	74,974	72,553	221,479
Intercompany eliminations	(523,926)	(523,926)	(523,926)	(1,571,778)*
Materials & supplies	450,370	26,482	260,443	737,295
Operating taxes	494,481	487,039	481,916	1,463,436
Postage & freight	142,312	176,804	138,486	457,602
Professional fees	236,881	282,365	174,556	693,802
Rent	480,870	553,918	455,230	1,490,018
Repairs & maintenance	104,736	353,065	370,925	828,726
Roamer administration	137,298	119,741	108,579	365,618
Salaries, wages & benefits
Salaries & wages	3,712,369	3,706,489	3,810,584	11,229,442
Capitalized labor	(471,652)	(544,664)	(536,439)	(1,552,755)
Benefits	1,146,955	1,138,543	918,641	3,204,139
MIP	604,694	361,766	605,020	1,571,480
Sal & wages—I/C svcs	(129)	(229)	(638)	(996)
Selling expenses	1,292,933	1,138,675	1,315,826	3,747,434
Telephone—wireline & wireless	242,913	207,710	218,767	669,390
Recruiting, training and T&E	122,394	57,538	106,411	286,343
Utilities	124,820	86,213	166,070	377,103
Vehicle	72,782	29,299	63,818	165,899
Corporate and other	1,013,963	995,212	1,050,937	3,060,112

TOTAL OPERATING EXPENSES	17,967,090	17,717,567	17,690,387	53,375,044

EBITDA Before Allocations	7,539,158	7,569,217	7,426,115	22,534,490
Total Allocations	(42,844)	(24,056)	(23,889)	(90,789)

EBITDA Before Restructuring Charges	7,582,002	7,593,273	7,450,004	22,625,279
Operational and capital restructuring charges	—	—	—	—

EBITDA	7,582,002	7,593,273	7,450,004	22,625,279
OTHER INCOME/(EXPENSE)
Depreciation & amortization	(5,650,135)	(7,028,178)	(9,412,702)	(22,091,015)
Accretion of asset retirement obligations	(54,715)	(63,859)	(52,250)	(170,824)
Reorganization items	(1,070,259)	(1,386,393)	(1,510,662)	(3,967,314)
Interest expense	(2,047,303)	(2,348,032)	(2,031,629)	(6,426,964)
Other income/(expense)	(47,723)	(139,505)	112,836	(74,392)

TOTAL OTHER INCOME/(EXPENSE)	(8,870,135)	(10,965,967)	(12,894,407)	(32,730,509)
LOSS FROM CONTINUING OPERATIONS BEFORE INC TAXES, MINORITY INTERESTS & CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE	(1,288,133)	(3,372,694)	(5,444,403)	(10,105,230)
Income taxes	110,000	109,000	—	219,000
Minority interests	—	—	6,208	6,208

LOSS BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE	(1,398,133)	(3,481,694)	(5,450,611)	(10,330,438)

Cumulative effect of accounting change	—	—	—	—

NET LOSS BEFORE PREFERRED DIVIDEND	(1,398,133)	(3,481,694)	(5,450,611)	(10,330,438)
Reorganization item—accretion of preferred stock	—	—	—	—

NET LOSS AVAILABLE TO COMMON OWNERS	$(1,398,133)	$(3,481,694)	$(5,450,611)	$(10,330,438)

*NOTE: The revenues reflected in this statement have been reduced by I/C revenue eliminations of $.5 million for all periods presented. There is no EBITDA impact from these eliminations.

NTELOS Inc. and Subsidiaries

AS REPORTED Consolidating Income Statement – Current Month

June 30, 2003

	Consolidated	Telephone [1]	Network [2]	CLEC [3]	Internet [4]	Wrless PCS [5]	Other Wrls [6]	Paging [7]	Other [8]	Holding Co [9]	Elim's [10]
TOTAL GROSS OPERATING REVENUES	25,116,502	4,574,906	658,693	2,191,952	1,472,266	16,280,915	—	87,237	288,122	17,352	(454,941)
OPERATING EXPENSES
Cost of Sales	3,526,293	—	—	—	—	3,526,293	—	—	—	—	—
Access	1,644,990	91,963	27,582	763,488	360,708	390,958	—	9,291	1,000	—	—
Advertising, Marketing & External Relations	933,216	5,218	261	4,784	32,957	871,876	617	2,298	714	14,491	—
Retention	766,970	—	—	—	—	747,078	19,892	—	—	—	—
Cell Site	1,306,157	—	—	—	—	1,293,154	—	7,564	5,439	—	—
Contracted Services	255,003	44,845	12,955	3,738	215	43,926	31,826	127	2,901	114,470	—
Directory	72,553	72,451	—	102	—	—	—	—	—	—	—
Intercompany Eliminations	(523,926)	—	—	—	—	—	—	—	—	—	(523,926)
Materials & supplies	260,442	8,791	310	4,234	4,364	12,415	13,342	—	963	216,023	—
Operating taxes	481,916	62,360	14,045	37,394	16,208	315,622	7,545	2,060	11,142	15,540	—
Postage & Freight	138,488	2,728	—	25	5	10,053	24,300	—	9	101,368	—
Professional fees	174,557	18,000	1,175	—	—	84,494	227	—	2,459	68,202	—
Rent	455,229	98,824	34,958	19,879	4,743	234,074	31,319	1,926	(7,869)	37,375	—
Repairs & Maintenance	370,925	59,266	37,310	13,945	—	189,403	32,799	—	14,289	23,913	—
Roamer Administration	108,578	—	—	—	—	95,185	13,393	—	—	—	—
Salaries, Wages & Benefits	4,797,807	1,274,223	8,399	92,119	57,481	984,403	1,338,932	52	72,684	969,514	—
Sal & Wages—I/C Svcs	(639)	(61,239)	27,259	43,460	(6,097)	282	—	2,548	(6,067)	(785)	—
Selling expenses	1,315,826	(9,955)	8,954	33,249	21,115	1,120,482	69,230	466	3,165	135	68,985
Telephone—Wireline & Wireless	218,768	25,811	12,096	6,038	220	53,885	8,441	77	5,680	106,520	—
Recruiting, Training and T&E	106,409	5,393	231	4,913	140	43,862	44,506	—	(226)	7,590	—
Utilities	166,070	57,659	3,760	116	1,450	28,412	11,159	—	12,279	51,235	—
Vehicle	63,818	23,327	2,012	1,683	1,296	23,446	1,209	—	6,577	4,268	—
Corporate and other	1,050,937	63,804	386	15,303	9,099	158,424	16,202	118	16,511	771,090	—

TOTAL OPERATING EXPENSES	17,690,387	1,843,469	191,693	1,044,470	503,904	10,227,727	1,664,939	26,527	141,650	2,500,949	(454,941)
Total Allocations	(23,889)	(282,250)	144,172	392,164	338,740	2,427,610	(1,393,788)	34,280	56,208	(1,741,025)	—
EBITDA	7,450,004	3,013,687	322,828	755,318	629,622	3,625,578	(271,151)	26,430	90,264	(742,572)	—
Depreciation & Amortization	(9,412,703)	(670,937)	(247,584)	(251,476)	(245,099)	(7,856,229)	(32,916)	(3,404)	(81,487)	(23,571)	—
Accretion of Asset Retirement Obligation	(52,250)	(944)	(116)	(2,875)	—	(46,977)	(1,338)	—	—	—	—
Reorganization charges	(1,510,662)	—	—	—	—	671,784	—	—	—	(2,182,446)	—
Interest Expense	(2,031,630)	(54,941)	(30)	(367)	(81)	(121,516)	—	—	(20)	(1,854,675)	—
Other Income/(Expense)	112,838	280,028	(187,738)	(155,556)	(101,755)	(2,377,315)	(3,824,047)	2,357	7,053	6,462,987	6,824

TOTAL OTHER INCOME/EXPENSE	(12,894,407)	(446,794)	(435,468)	(410,274)	(346,935)	(9,730,253)	(3,858,301)	(1,047)	(74,454)	2,402,295	6,824
NET INCOME BEFORE INCOME TAXES & MINORITY INTERESTS	(5,444,403)	2,566,893	(112,640)	345,044	282,687	(6,776,459)	(4,129,452)	25,383	15,810	2,331,507	6,824
Income Taxes	—	—	—	—	—	—	—	—	—	—	—
Minority Interests	6,208	—	—	—	—	—	—	—	—	—	6,208

NET INCOME AVAILABLE TO COMMON OWNERS	$(5,450,611)	$2,566,893	$(112,640)	$345,044	$282,687	$(6,776,459)	$(4,129,452)	$25,383	$15,810	$2,331,507	$616

[1]	The debtors included in this segment are: NTELOS Telephone Inc. and Roanoke & Botetourt Telephone Company.

[2]	The debtors included in this segment are: R&B Network, Inc., NTELOS Network Inc. (VA Network operations), NTELOS Wireless Inc. (WV Network operations owned by NTELOS Wireless Inc.), Virginia Telecommunications Partnership, & VITAL.

[3]	The debtors included in this segment are: R&B Network, Inc. (R&B CLEC operations), NA Communications, Inc., NTELOS Network Inc. (VA CLEC operations), & NTELOS Wireless Inc. (WV CLEC operations which are actually owned by NTELOS Wireless Inc.).

[4]	The debtors included in this segment are: R&B Communications, Inc. (R&B ISP operations), NTELOS Network Inc. (VA ISP operations), NTELOS Cornerstone Inc., & NTELOS Wireless Inc. (WV ISP operations which are actually owned by NTELOS Wireless Inc.).

[5]	The debtors included in this segment are: Richmond 20MHz, LLC, VA RSA 6 Cellular Limited P'ship, Virginia PCS Alliance, L.C., West Virginia PCS Alliance, L.C., & NTELOS PCS North Inc.

[6]	The debtors included in this segment are: NTELOS Wireless Inc. (represents books of Wireless corporate/shared functions).

[7]	The debtors included in this segment are: NTELOS Wireless Inc. (represents the primary paging market operations) & The Beeper Company.

[8]	The debtors included in this segment are: NTELOS Communications Services Inc., NTELOS Cable of Virginia Inc., NTELOS Cable Inc., & R&B Cable, Inc.

[9]	The debtors included in this segment are: NTELOS Inc., & R&B Communications, Inc. (R&B Holding Company operations).

[10]	This segment contains intercompany eliminations only.

NTELOS Inc. (Debtor-in-possession)

Cash Flow Exhibit

Amounts in 000's

	For the Period:
	Apr 1-30, 2003	May 1-31, 2003	June 1-30, 2003
OPERATIVE INFLOWS
HORIZON	$3,000	$3,000	$3,172
AT&T	480	455	602
CUSTOMER RECEIPTS	22,759	24,408	22,069

TOTAL INFLOWS	26,239	27,863	25,843

OPERATIVE OUTFLOWS
Cost of Sales-Handsets & Accessories	(2,345)	(3,119)	(3,319)
Advertising & Marketing	(1,023)	(885)	(837)
Rent/Cell Site	(1,548)	(1,471)	(1,737)
Salaries & Benefits	(5,070)	(5,294)	(5,792)
Operating Taxes	(1,375)	(2,106)	(1,852)
Other	(6,588)	(5,858)	(6,073)

TOTAL OUTFLOWS	(17,948)	(18,733)	(19,611)

FINANCIAL AND ADVISOR EXPENSES
INTEREST LTD	(727)	(1,884)	(1,857)
JLL	0	0	0
FCC	0	0	0
RUS/RTB	0	0	(323)
FEES	0	(27)	(15)
DEBT REPAYMENT-SR. CREDIT FACILITY	0	0	(250)
ADVISOR & BANK FEES	(257)	(559)	(1,161)

TOTAL FINANCIAL AND ADVISOR EXPENSES	(984)	(2,470)	(3,606)

OPERATING CASH FLOW BEFORE CAP EX	7,306	6,660	2,626
TOTAL CAP EX	(5,230)	(3,551)	(5,633)

OPERATING CASH FLOW	2,076	3,109	(3,007)
INITIAL CASH BALANCE	23,462	25,538	28,647

ENDING CASH BALANCE	25,538	28,647	25,640
Deposits in Transit & other reconciling items	949	1,377	781

Balance per Financial Statements	$26,487	$30,024	$26,421

CASE NAME: NTELOS Inc. et al.	ACCRUAL BASIS-4

CASE NUMBER: 03-32094-DOT	30-Jun-03

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	04/30/2003	05/31/2003	06/30/2003
1.	0-30		$23,211,543	$21,640,621	$21,927,182
2.	31-60		10,242,037	10,299,284	10,746,153
3.	61-90		2,122,425	2,244,668	2,593,150
4.	91+		20,277,509	21,335,833	17,297,852
5.	TOTAL ACCOUNTS RECEIVABLE	33,190,045	55,853,514	55,520,407	52,564,338
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		21,499,954	22,321,530	19,075,415
7.	ACCOUNTS RECEIVABLE (NET)	$33,190,045	$34,353,560	$33,198,877	$33,488,924

NTELOS Inc.

Cautionary Statement

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report (“Operating Report”) contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for a period which is shorter than those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”). The information contained in the Operating Report might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements. Results set forth in the Operating Report should not be viewed as indicative of future results.

Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company’s operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company’s control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company’s financial condition or operating results for future periods or the periods covered in the Company’s reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by representatives of the Company, may contain “forward-looking statements” concerning the Company’s future expectations, financial and operating projections, plans, strategies and the trading market for its securities, including the Company’s ability to finalize the terms of a plan of reorganization acceptable to the Company’s senior noteholders and bank group. Forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those relating to (i) the impact of the bankruptcy filing on the Company’s business, (ii) the interest of market makers and others in maintaining an active market for the Company’s securities, (iii) the Company’s ability to operate under debtor-in-possession financing, (iv) the Company’s ability to develop, prosecute, confirm and consummate a plan of reorganization, (v) the Company’s ability to maintain vendor, lessor and customer relationships while in bankruptcy, (vi) the additional expenses associated with bankruptcy as well as the possibility of unanticipated expenses, and (vii) market conditions and competition in the communications industry generally and those set forth in documents filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to revise or update such forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities and securities. At this time, it is not possible to predict the final outcome of the bankruptcy proceedings.